UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 30, 2024

MVB Financial Corp
(Exact name of registrant as specified in its charter)

West Virginia	001-38314	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On December 30, 2024 (the “Effective Date”), MVB Bank, Inc. (the “Bank” or “Seller”), a West Virginia banking corporation and wholly-owned subsidiary of MVB Financial Corp. (the “Company”), and Mountainseed Real Estate Services, LLC, a Georgia limited liability company (“Buyer”), entered into an Agreement for Purchase and Sale of Property (the “Sale Agreement”), which provides for the sale to the Buyer of four properties owned and operated as retail banking branches of the Bank (the “Properties”) for an aggregate purchase price of approximately $17.6 million, subject to customary adjustments at closing. The Sale Agreement has such other terms and conditions similar to other purchase and sale agreements covering similar subject matter and executed under similar circumstances and conditions.

Concurrent with the closing, Seller and FNLR MVBB LLC, a Delaware limited liability company and affiliate of Buyer (“Landlord”), entered into a master lease agreement (the “Master Lease Agreement”) for each of the Properties under which Seller, as tenant, will lease each of the Properties from Landlord. The initial lease term shall be fifteen (15) years, which may be extended, at the Bank’s option, for three (3) renewal terms of five (5) years each. The Master Lease Agreement shall constitute a triple net lease under which the Bank as tenant shall be responsible for base rent for each of the Properties, which during the initial term shall be, in the aggregate, $1.5 million per annum (“Base Rent”) plus additional operational charges. Base Rent shall increase by two percent (2%) per annum for each year during the initial term and any renewal term. The Bank will not close any branches or exit any markets as part of the sale-leaseback transaction. The Master Lease Agreement has such other terms and conditions similar to other lease agreements covering similar subject matter and executed under similar circumstances and conditions.

Also concurrent with the closing, the Company entered into a Guaranty of Lease (the “Guaranty”) in favor of the Landlord, providing for the guaranty of the Bank’s obligations under the Master Lease Agreement.

The sale-leaseback transaction is expected to result in a pre-tax gain of approximately $11.8 million. Aggregate first year rent expense under the Master Lease Agreement will be approximately $1.5 million pretax and will be partially offset by the elimination of the depreciation expense on the buildings and the investment of the proceeds.

The foregoing descriptions of the Sale Agreement, the Master Lease Agreement and Guaranty are qualified in their entirety by the agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet
Arrangement of a Registrant.

As referenced in Item 1.01 above, the Bank has agreed, effective upon the closing of the sale of the Properties, to lease each of the Properties on a long-term basis from Landlord. The disclosures set forth in Item 1.01 of this Current Report on Form 8-K regarding the Master Lease Agreement and the lease obligations of the Bank thereunder are incorporated by reference into this Item 2.03.

Forward Looking Statements

This Current Report contains certain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to achieve anticipated synergies and successfully integrate recent mergers and acquisitions; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’ Annual Report on Form 10-K for the year ended December 31, 2023, as well as its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

10.1    Agreement for Purchase and Sale of Property, dated as of December 30, 2024 by and between the Bank and
Buyer.

10.2    Master Lease Agreement, dated as of December 30, 2024 by and between the Bank and Landlord.

10.3    Guaranty Agreement, dated as of December 30, 2024 by and between the Bank and Landlord.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
By:	/s/ Donald T. Robinson
Donald T. Robinson President and Chief Financial Officer

Date: January 2, 2025